Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

x
In re:	:
	:	Chapter 11
TIDEWATER INC., et al.,	:
	:	Case No. 17–11132 (BLS)
:
Debtors.[1]	:	(Jointly Administered)
x

NOTICE OF FILING OF SUPPLEMENT TO

JOINT PREPACKAGED CHAPTER 11 PLAN OF

TIDEWATER INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE that on May 17, 2017 (the “Petition Date”), Tidewater Inc. (“Tidewater Parent”) and certain of its affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of Tidewater Inc. and Its Affiliated Debtors [Docket No. 16] (as may be amended, modified and/or supplemented, the “Prepackaged Plan”)2 and the Disclosure Statement for Joint Prepackaged Plan Tidewater Inc. and Its Affiliated Debtors [Docket No. 17].

PLEASE TAKE FURTHER NOTICE that the Prepackaged Plan provides, in relevant part, that the Debtors will file a plan supplement containing certain documents necessary to implement the terms of the Prepackaged Plan (the “Plan Supplement”) not later than seven calendar days before the end of the solicitation period for the Prepackaged Plan. The end of the solicitation period for the Prepackaged Plan is 5:00 p.m. (Prevailing Eastern Time) on June 12, 2017.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, if any, are: Tidewater Inc. (7776), Tidewater Marine Western, Inc. (1064), Tidewater Corporate Services, L.L.C. (7776), Tidewater Marine, L.L.C. (7779), Cajun Acquisitions, LLC (2365), Gulf Fleet Supply Vessels, L.L.C. (2194), Hilliard Oil & Gas, Inc. (4727), Java Boat Corporation (0278), Pan Marine International Dutch Holdings, L.L.C., Point Marine, L.L.C. (9586), Quality Shipyards, L.L.C. (2335), S.O.P., Inc. (3464), Tidewater Marine Alaska, Inc. (7549), Tidewater Marine International Dutch Holdings, L.L.C. (2289), Tidewater Marine Sakhalin, L.L.C. (7779), Tidewater Mexico Holding, L.L.C. (8248), Tidewater Venture, Inc. (7694), Twenty Grand (Brazil), L.L.C. (7730), Twenty Grand Marine Service, L.L.C. (7730), Zapata Gulf Marine, L.L.C. (5513), Tidewater GOM, Inc. (2799), Tidewater Subsea, L.L.C. (2022), Tidewater Subsea ROV, L.L.C. (3832), Tidewater Marine Fleet, L.L.C., Tidewater Marine Hulls, L.L.C., Tidewater Marine Ships, L.L.C., and Tidewater Marine Vessels, L.L.C. The Debtors’ principal offices are located at 601 Poydras Street, Suite 1500, New Orleans, Louisiana 70130.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Prepackaged Plan.

PLEASE TAKE FURTHER NOTICE that a hearing is currently scheduled on June 28, 2017 at 9:30 a.m. (Prevailing Eastern Time) to consider compliance with disclosure and solicitation requirements relating to the Prepackaged Plan and confirmation of the Prepackaged Plan, before the Honorable Brendan L. Shannon, United States Bankruptcy Judge in Room 1 of the Bankruptcy Court, 824 North Market Street, 6th Floor, Wilmington, Delaware 19801 (the “Hearing”). The Hearing may be adjourned from time to time without further notice other than by filing a notice on the Bankruptcy Court’s docket indicating such adjournment and/or an announcement of the adjourned date or dates at the Hearing.

PLEASE TAKE FURTHER NOTICE that annexed hereto as Exhibit 1 and Exhibit 2 are the following parts of the Plan Supplement:3

Exhibit 1:	New Board Members of Reorganized Tidewater Parent

Exhibit 2:	Restructuring Support Agreement, including, but not limited to, the following exhibits annexed thereto:

•	Exhibit C – Troms Agreement

•	Exhibit D – Officer’s Certificate

•	Exhibit E – Form of Amended Tidewater Parent Organizational Documents

•	Exhibit F – Form of Management Incentive Plan

•	Exhibit G – Form of New Indenture

•	Exhibit H – Form of New Creditor Warrant Agreement

•	Exhibit I – Form of New Existing Equity Warrant Agreement

•	Exhibit J – Form of Registration Rights Agreement

PLEASE TAKE FURTHER NOTICE that the documents contained in the Plan Supplement are integral to, and are considered part of, the Prepackaged Plan. If the Prepackaged Plan is approved, the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the order confirming the Prepackaged Plan.

[3]	The Debtors expressly reserve the right, at any time prior to the Effective Date, to amend, modify and/or supplement this Plan Supplement or any of the documents contained therein.

2

PLEASE TAKE FURTHER NOTICE that copies of the exhibits contained in this Plan Supplement may be obtained free of charge through the website of the Debtors’ notice, claims, and solicitation agent at http://dm.epiq11.com/tidewater.

Dated: June 5, 2017

Wilmington, Delaware

/s/ Zachary I. Shapiro

Daniel J. DeFranceschi (No. 2732)

Zachary I. Shapiro (No. 5103)

RICHARDS, LAYTON & FINGER, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

Telephone: (302) 651-7700

Facsimile:  (302) 651-7701

Email: defranceschi@rlf.com

Email: shapiro@rlf.com

-and-

Ray C. Schrock, P.C. (admitted pro hac vice)

Jill Frizzley (admitted pro hac vice)

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile:  (212) 310-8007

Email: ray.schrock@weil.com

Email: jill.frizzley@weil.com

-and-

Alfredo R. Pérez (admitted pro hac vice)

Chris López (admitted pro hac vice)

WEIL, GOTSHAL & MANGES LLP

700 Louisiana Street, Suite 1700

Houston, Texas 77002

Telephone: (713) 546-5000

Facsimile:  (713) 224-9511

Email: alfredo.perez@weil.com

Email: chris.lopez@weil.com

Proposed Attorneys for the Debtors

and Debtors in Possession

3

Exhibit 1

New Board Members of Reorganized Tidewater Parent

New Board of Reorganized Tidewater Inc.1

Director	Biography and Affiliations
Thomas Robert Bates, Jr.

Dr. Thomas Robert Bates, Jr. has 40 years of experience in oil service management and operations, and energy private equity. Dr. Bates served as a Managing Director and Senior Advisor at Lime Rock Partners from 2002 to 2012. He also served as Senior Vice President and Discovery Group President at Baker Hughes Incorporated from 1998 to 2000, and as the Chief Executive Officer of Weatherford Enterra, Inc. from June 1997 to May 1998. Dr. Bates began his career with Shell Oil Company and was responsible for aspects of drilling research and drilling operations.

Dr. Bates has been an Adjunct Professor at the Neeley School of Business at Texas Christian University since January 2011 and currently serves as the Co-Chair of the Advisory Board for the Energy MBA Program.

Dr. Bates also serves as a Director on the Boards of Alacer Gold Corp. and TETRA Technologies, Inc. and serves as the Chairman and Director of Vantage Drilling International and Independence Contract Drilling. Dr. Bates previously served as the Chairman and Director of Hercules Offshore.

Dr. Bates holds a B.S.E., M.S.E., and Ph.D. degree in Mechanical Engineering from the University of Michigan.

Alan Carr

Mr. Alan Carr has served as the Chief Executive Officer of Drivetrain LLC since 2013. He previously served as a Managing Director at Strategic Value Partners from 2003 to 2013. Mr. Carr was also a corporate restructuring attorney at Skadden, Arps, Slate, Meager & Flom from 1997 to 2003 and at Ravin, Sarasohn, Baumgarten, Fisch & Rosen from 1995 to 1997.

He currently serves as a Director on the Boards of Kaupthing ehf, Verso Corporation, Midstates Petroleum, and Tanker Investments, Ltd. He formerly served as a Director on the Board of LightSquared Inc. Mr. Carr has previously, and does currently, serve on several boards of directors in diverse industries and throughout the world.

Mr. Carr received a Bachelor of Arts in Economics from Brandeis University in 1992 and a Juris Doctorate from Tulane Law School in 1995.

Randee Day

Ms. Randee Day is the Chief Executive Officer of Goldin Maritime, LLC, where she also leads the maritime and offshore practice area. She previously led the boutique restructuring and advisory firm Day & Partners, LLC. Ms. Day was also a Managing Director at the Seabury Group, a transportation advisory firm, where she led the Maritime practice. She also was the Division Head of JP Morgan’s shipping group in New York.

Ms. Day currently serves as a Director on the Board of Eagle Bulk Inc. In 2016 she joined the board of International Seaways, Inc. and in 2011 she served as the interim Chief Executive Officer of DHT, Maritime, Inc. Ms. Day has also served on the Boards of numerous public companies, including TBS International Ltd., Ocean Rig ASA, DHT Maritime Inc. and Excel Maritime.

Ms. Day is a graduate of the School of International Relations at the University of Southern California and undertook graduate business studies at the George Washington University in Washington, DC. In December 2014 she graduated from the Senior Executives in National and International Security Program at the Kennedy School at Harvard University.

Dick Fagerstal

Mr. Dick Fagerstal serves as Chairman and Chief Executive Officer of Global Marine Holdings LLC and Executive Chairman of Global Marine Systems Ltd. since 2014.

He served as an independent Director of the Board at Frontier Oil Corporation, Manila, Philippines from 2014 to 2017.

He previously held the position of Senior Vice President, Finance & Corporate Development from 2003 to 2014 and as Vice President Finance & Treasurer from 1997 to 2003 at Seacor Holdings, Inc. (NYSE: “CKH”). Mr. Fagerstal was the Executive Vice President and Chief Financial Officer and Director of Era Group Inc. (NYSE: “ERA”) from 2011 to 2012. Mr. Fagerstal was the Senior Vice President and Chief Financial Officer and Director of Chiles Offshore Inc. (AMEX: “COD”) from 1997 to 2002 and served as a banker in various positions at DnB NOR Bank ASA in New York from 1986 to 1997. Previous to that he served in the Royal Swedish Army (Special Forces) from 1979 to 1983.

Mr. Fagerstal received a Bachelor of Science in Economics from the University of Gothenburg in 1984 and an MBA in Finance as a Fulbright Scholar from New York University in 1986.

[1]	In accordance with Section 5.7 of the Prepackaged Plan, on the Effective Date, the initial directors of the New Board of Reorganized Tidewater Inc. will be: (i) the Chief Executive Officer, Jeffrey M. Platt, and (ii) the six directors referenced herein, each designated by the Requisite Consenting Noteholders and the Requisite Consenting Tidewater Lenders.

Director	Biography and Affiliations

Steven Newman

Mr. Steven Newman served as the Chief Executive Officer at Transocean Ltd. from March 2010 to February 2015 and as President from May 2008 to February 2015. He served as the Chief Operating Officer of Transocean Ltd. from May 2008 to November 2009 and held various other positions with Transocean beginning in 1994. Prior to working with Transocean, he served as a Financial Analyst at Chevron from 1992 to 1994, and was a Reservoir Engineer with Mobil E&P, US from 1989 to 1990.

Mr. Newman has served as a Director of Dril-Quip, Inc. since August 2015 and a Director of SNC-Lavalin Group Inc. since November 2015. He also previously served as a Director of Transocean Ltd., from May 2010 to February 2015 and a Director of Bumi Armada Berhad from 2015 to 2017.

Mr. Newman received a Bachelor of Science in Petroleum Engineering from the Colorado School of Mines in 1989 and an MBA from the Harvard University Graduate School of Business in 1992.

Larry Rigdon

Mr. Larry Rigdon has nearly 40 years of experience in the offshore oil and gas industry. He served as the Chairman and Chief Executive Officer of Rigdon Marine from 2002 to 2008. Previously, he served in several officer roles at Tidewater Inc., Zapata Gulf Marine, and Gulf Marine Fleet from 1992 to 2002, 1985 to 1992, and 1977 to 1985. Mr. Rigdon has also worked as a consultant for FTI Consulting from 2015 to 2016 and Duff and Phelps, LLC from 2010 to 2011.

Mr. Rigdon currently serves as a Director on the Board of Professional Rental Tools, LLC. He formerly served as a Director on the Boards of Jackson Offshore Holdings, Terresolve Technologies, Gulfmark Offshore, and Rigdon Marine. He received a Bachelor of Science from Truman State University in 1970 and completed the Advanced Management Program at Harvard University in 1998.

Exhibit 2

Restructuring Support Agreement